EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report on Form 10-K/A of Ronco Corporation (the “Company”) for period from July 1, 2005 to June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Kabashima, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 3, 2006

/s/ Paul Kabashima

Paul Kabashima Chief Executive Officer